EXHIBIT 99.1



            906 CERTIFICATION OF FINANCIAL STATEMENTS

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
(Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18,
United States Code)

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
(Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18,
United States Code) (the "Act"), each of the undersigned officers of Axtive Corporation, a Delaware corporation (the "Company"), does hereby certify that:

The Quarterly Report on Form 10-QSB for the quarter ended
June 30, 2002, (the "Periodic Report") of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 780(d)) and information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.





/s/ Graham C. Beachum II
----------------------------------
Graham C. Beachum II
Chief Executive Officer




/s/ David N. Pilotte
-----------------------------------
David N. Pilotte
Chief Financial Officer


Dated:  November 14, 2002





THE FOREGOING CERTIFICATION IS BEING FURNISHED SOLELY PURSUANT TO
SECTION  906  OF THE ACT AND IS NOT BEING FILED AS  PART  OF  THE
PERIODIC REPORT OR AS A SEPARATE DISCLOSURE DOCUMENT.